GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Sep. 30, 2011
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS

NOTE 6: GOODWILL AND OTHER INTANGIBLE ASSETS

        In connection with the Transaction, MCFC paid the shareholders of Pioneer Funding Inc., (the "Sellers") approximately $68.8 million in cash and 882,353 shares of MCFC's common stock. Under the related purchase agreement, MCFC was also required to pay the Sellers an additional $5 million in contingent payments, of which $4 million was contributed to us and $1 million to MBD. The final contingent payment was made on March 31, 2009. The total purchase price was $90,229,762.

        The fair value assigned to intangible assets acquired and assumed liabilities is supported by valuations using estimates and assumptions provided by management.

        We test goodwill for impairment annually and more frequently if events and circumstances indicate that the asset may be impaired and that the carrying value may not be recoverable. The provisions of ASC-350 require that a two-step impairment test be performed on goodwill. We have one reporting unit. In the first step, we compare the fair value of our reporting unit to its carrying value. If the fair value of the reporting unit exceeds the carrying value of the net assets assigned to the reporting unit, goodwill is not considered impaired and we are not required to perform further testing. If the carrying value of the net assets assigned to the reporting unit exceeds the fair value of the reporting unit, then we must perform the second step of the impairment test in order to determine the implied fair value of the reporting unit's goodwill. If upon completing the second step of the impairment test the carrying value of a reporting unit's goodwill exceeds its implied fair value, then we would record an impairment loss equal to the difference.

        Due to the Transaction, we recorded goodwill and amortizable intangible assets in the form of customer, agent and vendor relationships, trade name, technology for the lending system and the value of business acquired. Goodwill and intangible assets at September 30, 2011 and 2010 are as follows:

	As of and for the Year Ended September 30,
	2011			2010
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Customer relationships	$11,000,000	$(7,929,344)	$3,070,656	$11,000,000	$(6,600,944)	$4,399,056
Agent relationships	700,000	(456,968)	243,032	700,000	(369,368)	330,632
Vendor relationships	1,700,000	(1,109,608)	590,392	1,700,000	(894,808)	805,192
Trade name	7,000,000	(3,674,508)	3,325,492	7,000,000	(2,907,708)	4,092,292
Technology	4,000,000	(3,489,372)	510,628	4,000,000	(2,913,372)	1,086,628
Valuation of business acquired—unearned premium	1,600,000	(1,600,000)	—	1,600,000	(1,600,000)	—

Total amortizable intangibles	$26,000,000	$(18,259,800)	$7,740,200	$26,000,000	$(15,286,200)	$10,713,800

Goodwill	$31,474,280	$—	$31,474,280	$31,474,280	$—	$31,474,280

        Amortization expense of currently recorded amortizable intangibles is expected to be as follows:

Year Ending September 30,	Annual Amortization Expense
2012	$2,235,000
2013	1,706,000
2014	1,243,000
2015	1,027,000
Thereafter	1,529,200

Total	$7,740,200

        Management evaluated our goodwill at September 30, 2011, and determined that there was no impairment as the estimated fair value substantially exceeded the carrying value. There were no impairments of amortizable intangible assets, as of September 30, 2011.